EX-32(b)

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report on Form 10-Q of Union Planters Corporation (the "Company") for the quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Bobby L. Doxey, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

By: /s/ Bobby L. Doxey
Bobby L. Doxey, Senior ExecutiveVice President
Chief Financial Officer and Chief Accounting Officer

Date: November 10, 2003

A signed original of this written statement required by Section 906 has been provided to Union Planters Corporation and will be retained by Union Planters Corporation and furnished to the Securities and Exchange Commission or its staff upon request.